Exhibit 99.1

ENPP1 clinical development strategy and illustrative goals for trials in adult and children patient populations

Adults

FIH

- Cohort 1 — Dose: 0.2 mg/kg; n:3 → DSMB → Phase 1/2 Extension
- Cohort 2 — Dose: 0.6 mg/kg; n:3 → DSMB → Phase 1/2 Extension
- Cohort 3 — Dose: 1.8 mg/kg; n:3

Dose Selection

Eligibility Criteria	• Confirmed clinical and genetic diagnosis • Age 18-65 years
Primary Objective(s)	• Safety and tolerability of INZ-701 • Establish dosing regimen for future clinical development
Additional Objectives	• Plasma PPi • Other disease-relevant biomarkers
Planned Doses	• 0.2 mg/kg, 0.6 mg/kg, and 1.8 mg/kg; twice weekly subcutaneous
Phase 1 Duration	• 7 weeks duration per subject; staggered recruitment per cohort (DSMB)

LATE-STAGE STUDIES

Pending regulatory discussions and approval

- Phase 1/2 Extension – 48 weeks | Remain on Drug
- Placebo-controlled Expansion Cohort
- Adults, Phase 2/3 – 2:1 Tx:Pbo

ENDPOINT	MEASUREMENT
PPi	Blood biochemistry
Calcification	High resolution radiography
Pain	Pain Scores

Children

Infants – 0-2 years

Pending regulatory discussions and approval

ENDPOINT	MEASUREMENT
PPi	Blood biochemistry
Calcification	High resolution radiography
Survival	Alive at 6 months

Pediatric – 3-18 years

Pending regulatory discussions and approval

ENDPOINT	MEASUREMENT
PPi	Blood
Skeletal Abnormalities	RGI-C, RSS
Growth	Rate

- Infants, Phase 2/3 Open Label – 48 weeks
- Pediatric, Phase 2/3 Open Label – 48 weeks

inozyme pharma

DSMB = Data Safety Monitoring Board

23

ABCC6 clinical development strategy and illustrative goals for trials in adult and children patient populations

Adults

FIH


Cohort 3
Dose: 1.8 mg/kg; n:3
Cohort 2
Dose: 0.6 mg/kg; n:3
DSMB
Phase 1/2 Extension
Cohort 1
Dose: 0.2 mg/kg; n:3
DSMB
Phase 1/2 Extension
Dose selection

Eligibility Criteria	• Confirmed clinical and genetic diagnosis • Age 18-65 years
Primary Objective(s)	• Safety and tolerability of INZ-701 • Establish dosing regimen for future clinical development
Additional Objectives	• Plasma PPi • Other disease-relevant biomarkers
Planned Doses	• 0.2 mg/kg, 0.6 mg/kg, and 1.8 mg/kg; twice weekly subcutaneous
Phase 1 Duration	• 7 weeks duration per subject; staggered recruitment per cohort (DSMB)

LATE-STAGE STUDIES

Pending regulatory discussions and approval


Phase 1/2 Extension – 48 weeks | Remain on Drug
Placebo-controlled Expansion Cohort
Adults, Phase 2/3 – 1:1 Tx:Pbo – 48 weeks

ENDPOINT	MEASUREMENT
PPi	Blood biochemistry
Vascular calcification progression	High resolution radiography
Maintain or slow vision loss	

Children

Infants – 0-2 years

Pending regulatory discussions and approval

ENDPOINT	MEASUREMENT
PPi	Blood biochemistry
Calcification	High resolution radiography
Survival	Alive at 6 months


Infants, Phase 2/3 Open Label – 48 weeks

inozyme pharma

DSMB = Data Safety Monitoring Board

25